Summary of significant accounting policies	12 Months Ended
Dec. 31, 2020
Summary of significant accounting policies
Summary of significant accounting policies

2.         Summary of significant accounting policies

(a)         The Company and basis of presentation and consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company, its subsidiaries, VIEs, and the subsidiaries of VIEs. All inter-company transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are consolidated from the date on which control is transferred to the Group and cease to be consolidated from the date on which control is transferred out of the Group. Where there is a loss of control of a subsidiary, the consolidated financial statements include the results for the part of the reporting year during which the Group has control.

Ruihao Rongtong

Ruihao Rongtong, with registered capital of US$37.6 million (RMB250.0 million), was invested in by the Company on May 6, 2015, for the purpose of undertaking a residential property development project in Beijing. On March 1, 2016, June 28, 2016 and September 18, 2016, an unrelated trustee company, Ping An trust Co., Ltd. (“Ping An trust”) purchased 20%, 5% and 10% of the Company’s equity interest in Ruihao Rongtong, respectively, and loaned US$124.3 million (RMB862.5 million) in aggregate to the Group. On February 28, 2017, the Company repurchased the 35% equity interest of Ruihao Rongtong from Ping An trust. On May 23, 2017, Ping An trust subsequently repurchased back 35% of the Company’s equity interest in Ruihao Rongtong, and loaned US$246.8 million (RMB1.61 billion) in aggregate to the Group. As of December 31, 2018, Ruihao Rongtong had one project under construction. Pursuant to the share purchase agreement, the 35% of non-controlling equity interest of Ruihao Rongtong was to be repurchased by the Company in cash at the earlier of the second anniversary date, or the date the Company elected to repurchase the 35% equity interest of Ruihao Rongtong. Therefore, the non-controlling interest is mandatorily redeemable and is accounted for as liability in accordance with ASC 480, Distinguishing Liabilities from Equity. On June 21, 2019, the Company repurchased the 35% equity interest of Ruihao Rongtao from Ping An trust and Ruihao Rongtong ceased to be variable interest entity(“VIE”).

In accordance with ASC 810, Consolidation, Before June 21 2019, Ruihao Rongtong was a variable interest entity as it was not established with sufficient equity at risk to finance its activities without additional subordinated financial support. The Company is considered as the primary beneficiary of Ruihao Rongtong, as it has the power to direct the activities of Ruihao Rongtong that most significantly impact their economic performance and has the obligation to absorb the losses and the right to receive benefits from Ruihao Rongtong through its voting interest underlying its 65% equity interest in accordance with PRC Law and the articles of association of Ruihao Rongtong. Based on the above, Ruihao Rongtong was consolidated by the Company.

Yuzhouyun

On March 2, 2018, the Group signed a partnership agreement with certain senior management members to form Yuzhouyun. According to the partnership agreement, the design and purpose of Yuzhouyun’s activities are to provide technical services to the Group. The Group acts as a limited partner and the senior management members are general partners. Substantially all significant activities require the approval from the senior management members. The Group and senior management members agreed to share profits at the proportion of 51% and 49%, respectively. The Group, as the limited partner, is the only party with the equity at risk to absorb losses of Yuzhouyun. Yuzhouyun’s principal activities are also to provide technical service to the Group, which indicates that Yuzhouyun’s activities are conducted on behalf of the Group. Therefore, under ASC 810, Consolidation, Yuzhouyun is a variable interest entity. In addition, as the senior management members are the Group’s employees, which represent a principal-agency relationship, therefore, the Group is concluded to be “most closely associated” with Yuzhouyun. Based on the above, the Group is the primary beneficiary because it has the power to direct the activities of Yuzhouyun that most significantly impact their economic performance and has the obligation to absorb the losses and the right to receive benefits from Yuzhouyun.

The carrying amounts and classifications of the assets and liabilities of Yuzhouyun are as follows:

	December 31,	December 31,
	2019	2020
	US$	US$
Current assets	2,214,155	768,166
Non-current assets	4,244,195	2,771,533
Total assets	6,458,350	3,539,699

Current liabilities	13,967,333	4,801,975
Non-current liabilities	—	14,099,833

Total liabilities	13,967,333	18,901,808

The financial performance and cash flows of Yuzhouyun are as follows:

	Year ended	Year ended
	December 31,	December 31,
	2019	2020
	US$	US$
Revenue	12,555,974	3,525,255
Cost of revenue	(3,682,899)	(2,529,935)
Net loss	(1,796,997)	(6,935,441)
Net cash provided by/(used in) operating activities	368,379	(12,982,505)
Net cash used in investing activities	(1,885)	(13,837)
Net cash (used in)/provided by financing activities	(52,503)	12,256,166

As of December 31, 2019 and December 31, 2020, the current liabilities of Yuzhouyun included amounts due to subsidiaries of the Group amounting to US$10,867,898 and US$1,928,834, which were eliminated upon consolidation by the Company.

During the year ended December 31, 2019 and December 31, 2020, the revenue of Yuzhouyun included amounts that come from the Group amounting to US$9,997,544 and US$3,287,093, which were eliminated upon consolidation by the Company.

Yuzhouyun contributed US$2,558,430 and US$238,162 of the Company’s consolidated revenues for the year ended December 31, 2019 and December 31, 2020, respectively.

Ruizhuo Xihui

In 2020, Ruizhuo Xichuang, a subsidiary of the Group, together with Ruizhuo Xihui and its registered shareholders, entered a new set of Contractual Arrangements, including the powers of attorney, the exclusive business cooperation agreement, the exclusive share purchase agreement, the equity pledge agreement, the confirmations from such Registered Shareholders and the spouse undertakings (collectively known as the “Ruizhuo Xihui VIE Agreements”). The terms of the Ruizhuo Xihui VIE Agreements indicate that the Group is the only party at risk to absorb losses of Ruizhuo Xihui. Ruizhuo Xihui’s principal activities are also to provide technical service to the Group, which indicates that Ruizhuo Xihui’s activities are conducted on behalf of the Group. In accordance with ASC 810, Consolidation, Ruizhuo Xihui is a variable interest entity. Based on the above, the Group is the primary beneficiary because it has the power to direct the activities of Ruizhuo Xihui that most significantly impact its economic performance and has the obligation to absorb the losses and the right to receive benefits from Ruizhuo Xihui.

The carrying amounts and classifications of the assets and liabilities of Ruizhuo Xihui are as follows:

December 31,
2020
US$
Current assets	3,167,587
Non-current assets	—
Total assets	3,167,587

Current liabilities	3,572,451
Non-current liabilities	—

Total liabilities	3,572,451

The financial performance and cash flows of Ruizhuo Xihui are as follows:

Year ended
December 31,
2020
US$
Revenue	81,984
Cost of revenue	—
Net loss	(382,874)
Net cash provided by operating activities	36,807
Net cash used in investing activities	—
Net cash used in financing activities	—

As of December 31, 2020, the current liabilities of Ruizhuo Xihui included amounts due to subsidiaries of the Group of US$1,928,834, the current assets of Ruizhuo Xihui included amounts due from subsidiaries of the Group of US$3,039,549 which were eliminated upon consolidation by the Company.

Ruizhuo Xihui contributed US$81,984 of the Company’s consolidated revenues for the year ended December 31, 2020.

(b)          Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment and finance lease, allowance for estimating the allowance for credit losses associated with accounts receivables, other receivables, contract assets, short-term investments and advances to suppliers, fair values of the purchase price allocation with respect to business combinations, progress towards the completion of the performance obligation, accounting for the share-based compensation, accounting for deferred income taxes, impairment of goodwill, impairment of real estate properties under development, real estate properties held for lease and long-term investments, provision necessary for contingent liabilities and estimating the incremental borrowing rate for operating lease liabilities. Management analyzed the forecasted cash flows for the twelve months from March 8, 2022, which indicates that the Group will have sufficient liquidity from cash flows generated by operations and existing credit facilities and therefore, there will be sufficient financial resources to settle borrowings and payables that will be due through end of February 2023. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

(c)          Fair value of financial instruments

Financial instruments include cash and cash equivalents, restricted cash, short-term investments, accounts receivable, other deposits and prepayments, due from employees, due from related parties, other receivables, long-term investments, accounts payable, customer deposits, other payables and accrued liabilities, short-term bank borrowings, long-term borrowings and due to related parties. The carrying amounts of the aforementioned financial instruments, except for short-term investments for which the measurement alternative was elected, long term investments and long term borrowings, approximate their fair value due to the short term maturities of these instruments. The carrying amounts of the long-term borrowings approximate their fair values because the stated interest rates approximate rates currently offered by financial institutions for similar debt instruments of comparable credit risk and maturities. Long-term investments have no quoted market prices and it is not practicable to estimate their fair value without incurring excessive costs. The Group reviews the investments for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

For long-term investments other than those accounted for under the equity method or those that result in consolidation of the investee, the Company measures equity investments at fair value and recognizes any changes in fair value in net income. However, for equity investments that do not have readily determinable fair values and do not qualify for the existing practical expedient in ASC 820 to estimate fair value using the net asset value per share (or its equivalent) of the investment, the Company chose to measure those investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. At each reporting date, the Company is required to make a qualitative assessment as to whether equity investments without a readily determinable fair value for which the measurement alternative is elected is impaired. In the event that a qualitative assessment indicates that the investment is impaired and the fair value of the investment is less than the carrying value, the carrying value is written down to its fair value. A variety of factors are considered when determining if a decline in fair value is below carrying value, including, among others, the financial condition and prospects of the investee.

Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1-Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2-Includes other inputs that are directly or indirectly observable in the market place

Level 3-Unobservable inputs which are supported by little or no market activity

ASC 820 describes three main approaches for measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

In accordance with ASC 820, investment in marketable equity securities and investment in real estate investment trusts (“REITs”) classified as are within Level 1 as the Company measures the fair value using quoted trading prices that are published on a regular basis , and investment in equity securities in unlisted companies is categorized as Level 3 measured at fair value using alternative method, less any impairment, plus or minus changes resulting from observable price in orderly transactions.

(d)          Foreign currency translation

The Group’s financial information is presented in U.S. dollars. The functional currency of the Company is U.S. dollars. The functional currency of the Company’s subsidiaries in PRC is Renminbi (“RMB”), the currency of PRC. The functional currency of the Company’s subsidiaries in Malaysia is Malaysian Ringgit (“MYR”), the currency of Malaysia. The functional currency of the Company’s subsidiaries other than those in PRC and Malaysia is U.S. dollars. Transactions by the Company’s subsidiaries in PRC which are denominated in currencies other than RMB are remeasured into RMB at the exchange rate quoted by the People’s Bank of China (“PBOC”) prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than RMB are included in the consolidated statements of comprehensive income as exchange gains (losses). The consolidated financial statements of the Company’s subsidiaries have been translated into U.S. dollars in accordance with ASC 830, Foreign Currency Matters. PRC subsidiaries’ financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

(e)          Cash and cash equivalents

The Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Group maintains bank accounts mainly in PRC, Hong Kong and United States. The vast majority of PRC bank balances are denominated in RMB. Hong Kong and United States bank balances are denominated in U.S. dollars.

Cash includes cash on hand and demand deposits in accounts maintained with various state-owned and private banks within PRC, Hong Kong and United States. Total cash in banks (excluding restricted cash) at December 31, 2020 amounted to US$926,809,581 (December 31, 2019: US$662,606,063), of which the vast majority of deposits are not covered by insurance.

(f)          Restricted cash

The Group is required to maintain certain deposits with banks that provide mortgage loans to the Group’s customers in order to purchase residential units from the Group. These balances are subject to withdrawal restrictions and totaled US$19,892,994 as of December 31, 2020 (December 31, 2019: US$32,420,073). As of December 31, 2020, the Group held US$83,613,204 (December 31, 2019: US$270,714,930) in its restricted cash accounts, representing funds received from sales proceeds that are subject to withdrawal restrictions. The Group is also required to maintain certain deposits with banks and financial institutions that provide loans to the Group. As of December 31, 2020, the Group also held nil in its restricted cash accounts (December 31, 2019: US$20,691,781) as security for its short-term loans (Note 10), held nil (December 31, 2019: US$3,153,579) in its restricted cash accounts as security for its current portion of long-term loans (Note 11).

As of December 31, 2020, the Group held US$229,666,355 (December 31, 2019: US$112,998,481) in its bank accounts with withdrawal restriction for its long-term loans (Note 11).

(g)         Real estate properties development completed and under development

Real estate properties completed and under development consist of residential unit sites and commercial offices. The Group leases the land for the residential unit sites under land use right leases with various terms from PRC government. Real estate properties development completed and under development are stated at the lower of carrying amounts or fair value less selling costs.

Expenditures for land development, including cost of land use rights, deed tax, pre-development costs and engineering costs, are capitalized and allocated to development projects by the specific identification method. Costs are allocated to specific units within a project based on the ratio of the sales value of units to the estimated total sales value times the total project costs.

Costs of amenities transferred to buyers are allocated as common costs of the project that are allocated to specific units as a component of total construction costs. For amenities retained by the Group, costs in excess of the related fair value of the amenities are also treated as common costs. Results of operations of amenities retained by the Group are included in the current operating results.

In accordance with ASC 360, Property, Plant and Equipment (“ASC 360”), real estate property development completed and under development are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

When the profitability of a current project deteriorates due to a slowdown in the sales pace, reduction of pricing or some other factor, this indicates that there may be a possible future loss on delivery and possible impairment in the recoverability of the assets. Accordingly, the assets of such project are subsequently reviewed for future losses and impairment by comparing the estimated future undiscounted cash flows for the project to the carrying value of such project. If the estimated future undiscounted cash flows are less than the asset’s carrying value, such deficit will be charged as a future loss and the asset will then be written down to its estimated fair value.

The Group determines estimated fair value primarily by discounting the estimated future cash flows relating to the asset. In estimating the cash flows for a project, the Group uses various factors including (a) the expected pace at which the planned number of units will be sold, based on competitive market conditions, historical trends in sales pace and actual average selling prices of similar product offerings and any other long or short-term economic conditions which may impact the market in which the project is located; (b) the estimated net sales prices expected to be attained based on the current market conditions and historical price trends, as well as any estimated increases in future sales prices based upon the projected rate of unit sales, the estimated time gap between presale and expected delivery, the impact of government policies, the local and regional competitive environment, and certain external factors such as the opening of a subway line, school or factory; and (c) the expected costs to be incurred in the future by the Group, including, but not limited to, construction cost, construction overhead, sales and marketing, sales taxes and interest costs.

The Group’s determination of fair value requires discounting the estimated cash flows at a rate commensurate with the inherent risk associated with the assets and related estimated cash flows. The discount rate used in determining each project’s fair value depends on the stage of development, location and other specific factors that increase or decrease the risk associated with the estimated cash flows.

For the periods presented, the Group recognized impairment loss of US$9,641,537 for real estate properties completed and under development.

(h)          Revenue recognition

Revenue is recognized when control of the goods or services are transferred to the customer at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. The Group also elected to exclude sales taxes and other similar taxes from the measurement of the transaction price. Therefore, revenues are recognized net of business tax and value added taxes (“VAT”).

Real estate sales

Revenues arising from real estate sales are recognized when or as the control of the asset is transferred to the customer. Depending on the terms of the contract and the laws that apply to the contract, control of the asset may transfer over time or at a point in time.

For real estate sales contracts for which the Group has an enforceable right to payment for performance completed to date, revenue is recognized over time by measuring the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains the physical possession, the legal title, or the significant risks and rewards of ownership of the assets and the Group has present right to a payment and the collection of the consideration is probable. The progress towards complete satisfaction of the performance obligation is measured based on the Group's efforts or inputs to the satisfaction of the performance obligation, by reference to the contract costs incurred up to the end of reporting period as a percentage of total estimated costs for each contract.

Generally, the Group receives short-term advances from its customers for real estate sales. Using the practical expedient, the Group does not adjust the promised amount of consideration for the effects of a significant financing component if it expects, at contract inception, that the period between the transfer of the promised good or service to the customer and when the customer pays for that good or service will be one year or less. The Group also receives long-term advances from customers for real estate sales. The transaction price for such contracts is adjusted for the effects of a financing component, if long-term advances from customers are assessed as significant at the individual contract level.

Real estate management services income

Real estate management services income is recognized in the accounting period in which the services are rendered. The Group bills a fixed amount periodically for services provided and recognizes as revenue the amount to which the Group has a right to invoice that corresponds directly with the value of performance completed.

Real estate lease income

Real estate lease income is generally recognized on a straight-line basis over the terms of the tenancy agreements. For real estate leases, these contracts are treated as leases for accounting purposes, rather than contracts with customers subject to ASC 606.

Other revenue

Other revenue includes services ancillary to the Group’s real estate projects, including construction service revenue and software consulting service income. Construction service revenue and software consulting service income are recognized when services are provided as the customer simultaneously benefits from the services as they are performed.

For the years ended December 31, 2018, 2019 and 2020, revenue is recognized and disaggregated by major source as below:

	2018	2019	2020
	US$	US$	US$
Real estate sales	2,139,370,792	2,387,031,568	1,604,891,939
Real estate management services income	63,447,420	67,488,169	91,208,307
Other revenue	5,148,101	11,984,304	14,870,460
Revenue from contracts with customers	2,207,966,313	2,466,504,041	1,710,970,706

Real estate lease income	9,584,972	16,128,771	34,792,485

Total revenue	2,217,551,285	2,482,632,812	1,745,763,191

Contract assets

The Group pays sales commission to its real estate sales agencies for each real estate sales contract. The Group has elected to apply the optional practical expedient for costs to obtain a contract which allows the Group to immediately expense sales commissions (included under selling and distribution expenses) when the amortization period of the asset that the Group otherwise would have used is one year or less. For incremental costs of obtaining real estate sales contracts that extend beyond a one-year period, these incremental costs of obtaining real estate sales contracts are recognized as assets if the real estate sales are collectible and amortized as the Group transfers the control of the assets to customers. The Group recognized US$14.9 million and US$8.9 million of such costs in selling and distribution expense during the year ended December 31, 2019 and December 31, 2020. As of December 31, 2019 and 2020, there was no impairment losses on contract assets.

Contract liabilities

A contract liability is the obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer. If a customer pays consideration before the Group transfers goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier). The Group’s contract liabilities are comprised of customer deposits, which are recognized as revenue when the Group performs under the contract.

The following table presents the Group’s contract balances as of December 31, 2019 and 2020:

	December 31,	December 31,
	2019	2020
Contract assets	23,093,235	28,708,229
Customer deposits (note 14)	1,106,098,647	952,939,384

The amount of revenue recognized during the year ended December 31, 2020 and included in the customer deposits as of December 31, 2019 is US$439,003,168.

(i)           Accounts receivable and allowance for credit losses

The Company adopted ASU No. 2016-13, Financial Instruments—Credit Losses (“ASU 2016-13”). Subsequently, the FASB issued ASU 2019-05, Financial Instruments- Credit Losses (Topic 326): Targeted Transition Relief and ASU 2019-11 Codification Improvements to Topic 326, Financial Instruments- Credit Losses (collectively, the “Credit Loss ASUs”) from January 1, 2020 using the modified retrospective approach and did not restate the comparable periods. The effect of adopting Credit Loss ASUs was, as follows:

	As previously	Effects of
	reported at	adoption
	December 31,	of Credit Loss	As adjusted at
	2019	ASUs	January 1, 2020
Consolidated balance sheets
Accounts receivable	97,911,510	(2,829,696)	95,081,814
Other deposits and prepayments	277,463,137	(1,908,929)	275,554,208
Amounts due from related parties	200,757,623	(1,781,767)	198,975,856
Total current assets	5,645,063,109	(6,520,392)	5,638,542,717
Total assets	7,421,664,433	(6,520,392)	7,415,144,041
Total equity	791,952,022	(6,520,392)	785,431,630

Accounts receivable represents the Group’s right to an amount of consideration that is unconditional (i.e. only the passage of time is required before payment of the consideration is due). The Group’s accounts receivable consists of balances due from customers for the sale of residential units in PRC and United States and real estate management service contracts. These balances are unsecured, bear no interest and are due within a year from the date of the sale.

The allowance for credit losses reflects the Company’s current estimate of credit losses expected to be incurred over the life of the receivables. The Company considers various factors in establishing, monitoring, and adjusting its allowance for credit losses including the aging of receivables and aging trends, customer creditworthiness and specific exposures related to particular customers. The Company also monitors other risk factors and forward-looking information, such as country specific risks and economic factors that may affect a customer’s ability to pay in establishing and adjusting its allowance for credit losses. Accounts receivable are written off after all collection efforts have ceased. As of December 31, 2020, there was US$4,099,011 allowance for credit loss.

(j)          Other receivables

Other receivables consist of various cash advances to unrelated companies and individuals with which the Group has business relationships.

The allowance for credit losses reflects the Company’s current estimate of credit losses expected to be incurred over the life of the receivables. The Company considers various factors in establishing, monitoring, and adjusting its allowance for credit losses including the aging of receivables and aging trends, customer creditworthiness and specific exposures related to particular customers. The Company also monitors other risk factors and forward-looking information, such as country specific risks and economic factors that may affect a customer’s ability to pay in establishing and adjusting its allowance for credit losses. As of December 31, 2020, there was US$12,609,405 allowance for credit loss.

(k)          Deposits for land use rights

Deposits for land use rights consist of upfront cash payments made to local land bureaus to secure land use rights under executed short-term or long-term land framework cooperation agreements or land use rights agreements.

Deposits for land use rights are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances become doubtful. There were no impairment losses for any periods presented.

(l)          Other deposits and prepayments

Other deposits and prepayments mainly consist of upfront cash payments made to third parties related to the direct negotiation model in acquiring land parcels and prepaid tax.

The allowance for credit losses reflects the Company’s current estimate of credit losses expected to be incurred over the life of other deposits The Company considers various factors in establishing, monitoring, and adjusting its allowance for credit losses including the aging of other deposits and aging trends, customer creditworthiness and specific exposures related to particular customers. The Company also monitors other risk factors and forward-looking information, such as country specific risks and economic factors that may affect a customer’s ability to pay in establishing and adjusting its allowance for credit losses. As of December 31, 2020, there was US$1,908,929 allowance for credit loss.

(m)         Advances to suppliers

Advances to suppliers consist of balances paid to contractors and vendors for services and materials that have not been provided or received and generally relate to the development and construction of residential units in PRC. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. The Group considers the assets to be impaired if it is doubtful that the services and materials can be provided. As of December 31, 2019 and 2020, there was no allowance provided.

(n)          Customer deposits

Customer deposits consist of sales proceeds received from customers from the sale of residential units in PRC. In PRC, customers will generally obtain financing for the purchase of their residential unit prior to the completion of the project. The lending institution will provide the funding to the Group upon the completion of the financing rather than the completion of the project. The Group receives these funds and recognizes them as a customer deposit current liability until the revenue can be recognized.

(o)         Notes payable and other payables

Notes payable represents short-term bank acceptance notes issued by financial institutions that entitle the holder to receive the stated amount from the financial institutions at the maturity date of the notes. The Group has utilized notes payable to settle amounts owed to suppliers and contractors. The notes payable is non-interest bearing and is normally settled within six months. Notes payable was US$271,096,538 and US$171,795,040 as of December 31, 2019 and 2020, respectively.

Other payables consist of balances for non-construction costs with unrelated companies and individuals with which the Group has business relationships.

(p)         Real estate properties held for lease, net

Real estate properties held for lease are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the real estate properties held for lease are 20-60 years.

Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and improvements to the real estate properties held for lease are capitalized.

In accordance with ASC 360, Property, Plant and Equipment, real estate properties held for lease is subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

For the periods presented, the Group did not recognize any impairment for real estate properties held for lease.

(q)         Property and equipment, net

Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the assets are as follows:

Corporate aircraft	15 years
Vehicles	5 years
Furniture and fixtures	5 years
Office buildings	20‑60 years

Maintenance, repairs and minor renewals are charged directly to expense as incurred unless such expenditures extend the useful life or represent a betterment, in which case they are capitalized.

(r)          Long-term Investments

The Group’s long-term investments consist of equity method investments and equity investments without readily determinable fair value.

Equity method Investments

Where the Group has significant influence over the investee, the Group applies the equity method of accounting in accordance with ASC subtopic 323-10-20, Investments-Equity Method and Joint Ventures (“ASC 323-10-20”). The reporting dates and accounting policies of the equity investee are the same as the Group. The investment in the equity investee is stated at cost, including the Group’s share of the equity investee’s net gain or loss, less any impairment in value. The Group recognizes in its consolidated statement of comprehensive income its share of the net income (loss) of the equity investees. The Company periodically evaluate whether declines in fair values of our investments indicate impairment and whether declines in fair value of our investments below their book value are other-than-temporary.

Nonmarketable equity securities

Nonmarketable equity securities are investments in privately held companies without readily determinable market values.

On January 1, 2018, the Group adopted ASU 2016-01, pursuant to which, for equity investments without readily determinable fair value, the Group elected to use the measurement alternative to measure those investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. All gains and losses on nonmarketable equity securities, realized and unrealized, are recognized in earnings. The Group performs a qualitative assessment of whether the investment is impaired at each reporting date. If a qualitative assessment indicates that the investment is impaired, the Group has to estimate the investment’s fair value in accordance with the principles of ASC 820. If the fair value is less than the investment’s carrying value, the entity recognizes an impairment loss in net income equal to the difference between the carrying value and fair value.

(s)         Capitalized interest

The Group capitalizes interest as a component of building construction costs in accordance with ASC 835, Interest (“ASC 835”).

As a result of the total interest costs capitalized during the period, the interest expense for the years ended December 31, 2018, 2019 and 2020, was as follows:

	2018	2019	2020
	US$	US$	US$
Amortization of issuance cost related to long-term debt	8,624,334	8,132,103	116,249
Interest expense of finance leases	1,385,292	973,842	31,286,261
Interest on borrowings	271,831,465	308,747,957	312,779,581
Total interest costs	281,841,091	317,853,902	344,182,091
Total interest costs capitalized	(182,595,395)	(204,078,542)	(214,694,686)
Interest expense, net	99,245,696	113,775,360	129,487,405

(t)         Retirement benefits

Regulations in PRC require the Group to contribute to a defined contribution retirement plan for all permanent employees. Pursuant to the mandatory requirement from the local authority in PRC, the retirement pension insurance, unemployment insurance, health insurance and housing fund were established for the employees during the term they are employed. For the years ended December 31, 2018, 2019 and 2020, the Group is obligated to contribute for each employee an amount equal to 45%, 40% and 40%, respectively, of last year average salary determined by the Social Welfare Bureau. For the year ended December 31, 2020, the Group recorded expense in the amount of US$11,781,673 (2018: US$18,422,330; 2019: US$20,420,474).

(u)         Distribution of earnings and reserve fund

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions from its subsidiaries. The earnings reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries. In accordance with PRC Company Law, PRC subsidiaries are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory surplus reserve (the “SSR”) until such reserve reaches 50% of the registered capital of the subsidiaries. Subject to certain restrictions set out in PRC Company Law, the SSR may be distributed to stockholders in the form of share bonus issued to increase share capital, provided that the remaining balance after the capitalization is not less than 25% of the registered capital before capital increase.

(v)         Income taxes

The Group accounts for income tax using the balance sheet method. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as unutilized net operating losses. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future utilization is uncertain. The Group assesses its need for valuation allowances by tax reporting unit by jurisdiction.

Late payment interests and penalties arising from underpayment of income taxes are recognized according to the relevant tax law. The amount of interest expense to be recognized is computed by applying the applicable statutory rate of interest to the difference between the tax position recognized and the amount previously taken or expected to be taken in a tax return. Interest recognized in accordance with ASC 740-10, Income Tax (“ASC 740-10”) is classified in the consolidated financial statements as interest expense, while penalties recognized in accordance with this interpretation are classified in the consolidated financial statements as other expenses.

In accordance with the provisions of ASC 740-10, the Group recognizes in its consolidated financial statements the impact of a tax position if a tax return’s position or future tax position is “more likely than not” to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). Tax positions that meet the “more likely than not” threshold are measured (using a probability weighted approach) at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. The Group’s estimated liability for unrecognized tax benefits is periodically assessed for adequacy and may be affected by changing interpretations of laws, rulings by tax authorities, certain changes and/or developments with respect to audits, and expiration of the statute of limitations. The outcome for a particular audit cannot be determined with certainty prior to the conclusion of the audit and, in some cases, appeal or litigation process. The actual benefits ultimately realized may differ from the Group’s estimates. As each audit is concluded, adjustments, if any, are appropriately recorded in the Group’s consolidated financial statements. Additionally, in future periods, changes in facts, circumstances, and new information may require the Group to adjust the recognition and measurement estimates with regards to individual tax positions. Changes in recognition and measurement estimates are recognized in the period in which the changes occur.

(w)         Land Appreciation Tax (“LAT”)

In accordance with the relevant taxation laws for real estate companies of the provinces in which the subsidiaries operate in PRC, the local tax authorities levy LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, being the proceeds of sales of properties less deductible expenditures, generally including borrowing costs and relevant property development expenditures. LAT is generally prepaid based on a fixed percentage (varying by local tax jurisdiction) of customer deposits and is expensed when the related revenue is recognized.

(x)         Comprehensive income

Comprehensive income is defined as the changes in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Among other disclosures, ASC 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, the Group’s comprehensive income includes net income and foreign currency translation adjustments and is presented in the consolidated statements of comprehensive income.

(y)          Advertising and promotion expenses

Advertising and promotion costs are expensed as incurred, or the first time the activity takes place, in accordance with ASC 720-35, Advertising Costs. For the year ended December 31, 2020, the Group recorded advertising and promotion expenses of US$41,972,661 (2018: US$56,575,316; 2019: US$62,341,805).

(z)          Leases

The Company adopted ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) from January 1, 2019 by using the modified retrospective method and did not restate the comparable periods. The Company has elected the package of practical expedients, which allows the Company to carry forward our original assessment of whether contracts contained a lease, lease classification, and the initial direct cost. Lastly, the Company elected the short-term lease exemption for all contracts with lease terms of 12 months or less.

The Group determines if an arrangement is or contains a lease at inception or modification of a contract. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. Control over the use of the identified asset means the lessee has both (a) the right to obtain substantially all of the economic benefits from the use of the asset and (b) the right to direct the use of the asset.

Lessee

The Group categorizes leases with contractual terms longer than twelve months as either operating or finance. Finance leases are generally those leases that transfer ownership to the Group or allow the Group to purchase assets at a nominal amount by the end of the lease term. Assets acquired under finance leases are recorded in property and equipment, net and real estate properties held for lease, net. All other leases are recorded as operating lease right-of-use (“ROU”) assets.

Lease liability is recorded based the present value of the lease payments over the lease term using a discount rate at commencement date. As the implicit rate in the Group’s leases is not typically readily available, the Group uses an incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. This incremental borrowing rate reflects the fixed rate at which the Group could borrow on a collateralized basis the amount of the lease payments in the same currency, for a similar term, in a similar economic environment. Leased assets are recognized based on the initial present value of the lease payments, reduced by lease incentives. Operating lease expense for lease payments is recognized on a straight-line basis over the lease term. The expected lease terms are based on the non-cancelable term of the lease and may contain options to extend or terminate the lease when it is reasonably certain that the Group will exercise that option. Finance lease assets are amortized in a manner consistent with the Group’s normal depreciation policy for owned assets. Variable lease payments not dependent on an index or rate are excluded from the ROU assets and lease liability calculations and are recognized in expense in the period which the obligation for those payments is incurred.

Upon adoption, the Company recognized ROU assets of US$15.0 million and total lease liability (including current and non-current) of US$14.4 million for operating leases as of January 1, 2019. The impact of adopting ASU 2016-02 on the Company’s opening retained earnings and current year net income was insignificant. As of December 31, 2020, the Company recognized operating lease ROU assets of US$8.5 million and total lease liability US$8.5 million, including current portion of US$5.3 million for operating lease.

Lessor

As a lessor, the Company’s leases are classified as operating leases under ASC 842, and thus the pattern of recognition of real estate lease income remains unchanged from previous lease accounting guidance. The lease components and non-lease components are accounted for separately.

(aa)         Property warranty

The Company and its subsidiaries provide customers with assurance-type warranties which cover major defects of building structure and certain fittings and facilities of properties sold as stipulated in the relevant sales contracts. The warranty period varies from two months to three years, depending on different property components the warranty covers.

The Group regularly estimates potential costs for materials and labor with regards to warranty-type claims expected to be incurred subsequent to the delivery of a property. The Group regularly monitors the warranty reserve and makes adjustments to its pre-existing warranties, if any, in order to reflect changes in trends and historical data as information becomes available. The Group may seek recourse against its contractors or any related third parties if it can be demonstrated they are at fault. In addition, the Group withholds up to 5% of the contract cost from sub-contractors for periods of two to five years. These amounts are included in current liabilities, and are only paid to the extent that there has been no warranty claim against the Group relating to the work performed or materials supplied by the subcontractors. For the periods presented, the Group had not recognized any warranty liability nor incurred any warranty costs in excess of the amount retained from subcontractors.

(ab)        Earnings per share

Earnings per share are calculated in accordance with ASC 260, Earnings per Share. Basic earnings per share is computed by dividing net income attributable to holders of common shares by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents consist of common shares issuable upon the exercise of the share options and vesting of restricted shares units using treasury stock method. Common equivalents shares are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. The non-vested options granted with performance conditions are excluded in the computation of diluted EPS unless the options are dilutive and unless their conditions (a) have been satisfied at the reporting date or (b) would have been satisfied if the reporting date was the end of the contingency period.

(ac)        Treasury Shares

The Company accounted for shares repurchased as treasury shares at cost in accordance to ASC Subtopic 505-30, Treasury Shares. When the Company decides to retire the treasury shares, the difference between the original issuance price and the repurchase price may be allocated between additional paid-in capital and retained earnings.

On July 12, 2013, the Board of Directors unanimously authorized management to repurchase up to US$60 million of the Company’s shares from the approval date to July 5, 2015. On December 28, 2015, the Board of Directors unanimously authorized management to repurchase up to US$40 million of the Company’s shares from the approval date to the end of 2017. The Board of Directors reviews the Company’s share repurchase program periodically and to adjust the amount authorized for repurchase as necessary. On March 21, 2017, the Board of Directors unanimously authorized management to repurchase up to US$40 million of the Company’s shares from the approval date to the end of 2019. On August 14, 2018, the Board of Directors unanimously authorized management to repurchase up to US$50 million of the Company’s shares from the approval date to the end of 2019. On May 20, 2019, the Board of Directors unanimously authorized management to repurchase up to US$50 million of the Company’s shares from the approval date to the end of 2021. As of December 31, 2020, the Company had a balance of 54,977,586 (2019: 52,850,536) treasury shares amounting to US$116,061,577 (2019: US$113,719,964).

(ad)        Senior Secured Notes

On August 30, 2016, the Company issued notes with an aggregate principal amount of US$300,000,000 due on August 30, 2019 (the “August 2019 Senior Secured Notes”) at a coupon rate of 8.125% per annum payable semi-annually. Interest is payable on February 28 and August 30 of each year, commencing February 28, 2017. Given that the August 2019 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the August 2019 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the August 2019 Senior Secured Notes. The August 2019 Senior Secured Notes were issued at par.

On February 28, 2017, the Company issued notes with an aggregate principal amount of US$300,000,000 due on February 28, 2021 (the “February 2021 Senior Secured Notes”) at a coupon rate of 7.75% per annum payable semi-annually. Interest is payable on February 28 and August 28 of each year, commencing August 28, 2017. Given that the February 2021 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the February 2021 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the February 2021 Senior Secured Notes. The February 2021 Senior Secured Notes were issued at a discount.

On November 22, 2017 and December 1, 2017, the Company issued notes with an aggregate principal amount of US$200,000,000 and US$100,000,000 due on November 22, 2020 (the “November 2020 Senior Secured Notes”) at a coupon rate of 8.875% per annum payable semi-annually. Interest will be payable on November 22 and May 22 of each year, commencing May 22, 2018. Given that the November 2020 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the November 2020 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the November 2020 Senior Secured Notes. The November 2020 Senior Secured Notes were issued at a discount.

On March 19, 2018, the Company issued notes with an aggregate principal amount of US$200,000,000 due on March 19, 2020 (the “March 2020 Senior Secured Notes”) at a coupon rate of 9.875% per annum payable semi-annually. Interest is payable on March 19 and September 19 of each year, commencing September 19, 2018. Given that the March 2020 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the March 2020 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the March 2020 Senior Secured Notes. The March 2020 Senior Secured Notes were issued at a discount.

On April 15, 2019 and April 26, 2019, the Company issued notes with an aggregate principal amount of US$200,000,000 and US$100,000,000 due on October 15, 2021 (the “October 2021 Senior Secured Notes”) at a coupon rate of 14.20% per annum payable semi-annually. Interest is payable on April 15 and October 15 of each year, commencing October 15, 2019. Given that the October 2021 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the October 2021 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the October 2021 Senior Secured Notes. The October 2021 Senior Secured Notes were issued at a premium.

On June 29, 2020, the Company issued notes with an aggregate principal amount of RMB514.5 million (US$75 million) due on June 29, 2022 (the “June 2022 Senior Secured Notes”) at a coupon rate of 12.00% per annum payable semi-annually. Interest is payable on December 29 and June 29 of each year, commencing December 29, 2020. Given that the June 2022 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the June 2022 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the June 2022 Senior Secured Notes. The June 2022 Senior Secured Notes were issued at par.

On September 17, 2020, the Company issued notes with an aggregate principal amount of US$300 million due on September 17, 2023 (the “September 2023 Senior Secured Notes”) at a coupon rate of 14.50% per annum payable semi-annually. Interest is payable on March 17 and September 17 of each year, commencing March 17, 2020. Given that the September 2023 Senior Secured Notes is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from the September 2023 Senior Secured Notes under the requirements of ASC 815. The embedded redemption options and repurchase features did not qualify for derivative accounting because the embedded derivatives were considered clearly and closely related to the characteristics of the September 2023 Senior Secured Notes. The September 2023 Senior Secured Notes were issued at par.

Onshore corporate bonds

During the periods presented, Xinyuan China issued a series of onshore corporate bonds. Given that each onshore corporate bond individually is debt in its legal form and is not a derivative in its entirety, it has been classified as other long-term debt. The Company has evaluated and determined that there was no embedded derivative requiring bifurcation from these onshore corporate bonds under the requirements of ASC 815. The onshore corporate bonds were issued at par.

(ae)         Short-term investments

All highly liquid investments with original maturities of greater than three months, but less than 12 months, are classified as short-term investments. Investments that are expected to be realized in cash during the next 12 months are also included in short-term investments.

Equity investments that have readily determinable fair values are measured at fair value with changes recognized in gain(loss) on short-term investments in the consolidated statements of comprehensive income. Equity investments without readily determinable fair values and for which we do not have the ability to exercise significant influence are accounted for at cost with adjustments for observable changes in prices or impairments.

(af)         Assets acquisition and business combinations

Pursuant to ASC 805, Business Combinations (“ASC 805”), the Company determines whether a transaction or other event is a business combination by applying the definition below, which requires that the assets acquired and liabilities assumed constitute a business. The guidance requires an entity to first evaluate whether substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets. If that threshold is met, the set of assets and activities is not a business. If it is not met, the entity evaluates whether the set meets the definition of a business. ASC 805 defines a business as consisting of inputs and processes applied to those inputs that have the ability to contribute to the creation of outputs. Inputs are defined as economic resources, while processes are defined as protocols, systems or standards. Inputs and processes create, or have the ability to contribute to the creation of, outputs. Outputs are often present in businesses but are not required to meet the definition of a business. To be considered a business under ASC 805, the acquisition of net assets must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. If the assets acquired are not a business, the reporting entity shall account for the transaction or other event as an assets acquisition.

The Company accounted for its acquisitions of Suzhou Yefang, Wuhan Yinghexin and Qingdao Keda as asset acquisitions either because the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets or the acquired entities had no processes in place to apply to inputs to have the ability to create outputs.

The excess of the fair value of purchase consideration over the fair values of identifiable assets acquired and liabilities assumed is recorded as goodwill. The Group reviews goodwill for impairment at least annually or more frequently if events or changes in circumstances would more likely than not reduce the fair value of our single reporting unit below its carrying value. An impairment loss on goodwill of $6,400,262 was recorded in 2020.

(ag)         Non-controlling interests

A non-controlling interest is recognized to reflect the portion of their equity which is not attributable, directly or indirectly, to the Group. Consolidated net income on the consolidated statements of comprehensive income includes the net loss/(income) attributable to non-controlling interests. The cumulative results of operations attributable to non-controlling interests are recorded as non-controlling interests in the Group’s consolidated balance sheets. Losses attributable to the Group and the non-controlling interest in a subsidiary may exceed their interests in the subsidiary’s equity. The excess, and any further losses attributable to the Group and the non-controlling interest, shall continue to be attributed to those interests.

(ah)         Effect of change in estimate

Revisions in estimated gross profit margins related to estimated costs and revenues are made in the period in which circumstances requiring the revisions become known. During the year ended December 31, 2020, real estate development projects (Zhengzhou International New City I, Changsha Mulian Royal Palace, Xuzhou Colorful City, Tianjin Spring Royal Palace I, Xingyang Splendid III and Henan Xin Central I), which recognized gross profit in 2019, had changes in their estimated gross profit margins. As these projects moved closer to completion during 2019, the Company adjusted its prior estimates related to selling prices and development costs. As a result of the changes in estimate above, gross profit, net income and basic and diluted earnings per share decreased by US$94.5 million (2018: increased US$34.5 million, 2019: decreased US$59.1 million), US$70.9 million (2018: increased US$25.9 million , 2019: decreased US$44.3 million), US$0.66 per share (2018: increased US$0.20 per share , 2019: decreased US$0.39 per share), and US$0.66 per share (2018: increased US$0.20 per share , 2019: decreased US$0.39 per share), respectively, for the year ended December 31, 2020.

(ai)         Share-based compensation

The Group has adopted ASC 718, Compensation-Stock Compensation, which requires that share-based payment transactions with employees, such as restricted shares or stock options, be measured based on the grant-date fair value of the equity instrument issued, and the Company has elected to recognize compensation expense using the straight-line method for all restricted shares and stock options granted with service conditions that have a graded vesting schedule. In addition, the Company recognizes share-based compensation expense net of an estimated forfeiture rate and therefore, only recognizes compensation cost for those shares expected to vest over the service period of the award. The estimation of the forfeiture rate is primarily based on historical experience of employee turnover. To the extent the Company revises this estimate in the future, the share-based payments could be materially impacted in the year of revision, as well as in the following years.

The Company also has a policy of using authorized shares in the existing pool to satisfy any future exercise of share options and shares repurchased held by a third party trustee to satisfy the RSUs granted under the Company’s 2014 Restricted Stock Unit plan.

For options granted with performance conditions, share-based compensation expense is recognized based on the probable outcome of the performance condition using the accelerated method over the requisite service period. A performance condition is not taken into consideration in determining fair value of the non-vested shares granted. The fair value of liabilities incurred in share-based payment transactions with employees are remeasured at the end of each reporting period through settlement. Changes in the fair value of a liability incurred under a share-based payment arrangement that occur during the requisite service period are recognized as compensation costs over that period.

(aj)         Segment Reporting

In accordance with ASC 280, Segment Reporting, segment reporting is determined based on how the Group’s chief operating decision maker reviews operating results to make decisions about allocating resources and assessing performance for the Group. According to the management approach, the Group operates in geographical segments. Therefore, each of its individual property developments is a discrete operating segment. The Group has aggregated its segments on a geographical basis as property development projects undertaken within a region have similar expected economic characteristics, type of properties offering, customers and market and regulatory environment (Note 21).

(ak)         Comparative information

Certain of the prior year comparative figures have been reclassified to conform to the current year’s presentation.

(al)         Recent Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (“ASU 2016-13”). Subsequently, the FASB issued ASU 2019-05, Financial Instruments- Credit Losses (Topic 326): Targeted Transition Relief and ASU 2019-11 Codification Improvements to Topic 326, Financial Instruments- Credit Losses (collectively, the “Credit Loss ASUs”). The Credit Loss

ASUs change the methodology to be used to measure credit losses for certain financial instruments and financial assets, including trade receivables. The new methodology requires the recognition of an allowance that reflects the current estimate of credit losses expected to be incurred over the life of the financial asset. This new standard also requires that credit losses related to available-for-sale debt securities be recorded as an allowance through net income rather than reducing the carrying amount under the current, other-than-temporary-impairment model. The Company adopted the standard on January 1, 2020. Based on the composition of the Company's trade receivables and investment portfolio, the adoption of this standard did not have a material impact on the Company’s financial position or results of operations upon adoption. The Company has updated its accounting policy for trade accounts receivable and is providing additional disclosure about its allowance for credit losses, as required by the standard, upon adoption.

 In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which simplifies the accounting for goodwill impairment by eliminating Step two from the goodwill impairment test. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess, versus determining an implied fair value in Step two to measure the impairment loss. The guidance is effective for annual and interim impairment tests performed in periods beginning after December 15, 2019. Early adoption is permitted for all entities for annual and interim goodwill impairment testing dates on or after January 1, 2017. The guidance should be applied on a prospective basis. The standard was adopted in 2019.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement. The update eliminates, modifies, and adds certain disclosure requirements for fair value measurements. This update is effective in fiscal years, including interim periods, beginning after December 15, 2019, and early adoption is permitted. The added disclosure requirements and the modified disclosure on the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented. All other changes to disclosure requirements in this update should be applied retrospectively to all periods presented upon their effective date. The standard was adopted in 2019.

In August 2018, the FASB issued ASU 2018-15, Intangibles-Goodwill and Other-Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract. This update requires a customer in a cloud computing arrangement that is a service contract to follow the internal-use software guidance in ASC 350-40 to determine which implementation costs to defer and recognize as an asset. This update is effective in fiscal years, including interim periods, beginning after December 15, 2019, and early adoption is permitted. This guidance should be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The standard was adopted in 2019.

In November 2018, the FASB issued ASU 2018-18, Collaborative Arrangements (Topic 808): Clarifying the Interaction between Topic 808 and Topic 606. This update clarifies that certain transactions between participants in a collaborative arrangement should be accounted for under ASC 606 when the counterparty is a customer and precludes an entity from presenting consideration from a transaction in a collaborative arrangement as revenue from contracts with customers if the counterparty is not a customer for that transaction. The update is effective in fiscal years beginning after December 15, 2019, and interim periods therein, and early adoption is permitted for entities that have adopted ASC 606. This guidance should be applied retrospectively to the date of initial application of Topic 606. The standard was adopted in 2019.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This update simplifies the accounting for income taxes as part of the FASB's overall initiative to reduce complexity in accounting standards. The amendments include removal of certain exceptions to the general principles of ASC 740, Income taxes, and simplification in several other areas such as accounting for a franchise tax (or similar tax) that is partially based on income. The update is effective in fiscal years beginning after December 15, 2020, and interim periods therein, and early adoption is permitted. Certain amendments in this update should be applied retrospectively or modified retrospectively, all other amendments should be applied prospectively. The Group is currently evaluating the impact on its financial statements of adopting this guidance.